Exhibit 10.7

Exclusive Equity Interest Option Agreement

This Exclusive Equity Interest Option Agreement (this “Agreement”) is executed by and among the following Parties as of 23 March 2015 in Shanghai, China:

Shanghai Huiyuan Management Consulting Company Limited, a limited liability company organized and existing under the laws of PRC, with its address at Room 202-1, No. 13, 1502 Lane, Luoshan Road, Pudong District, Shanghai (“Party A”).

Xinjiang Tongjun Equity Investment Limited Partnership, a limited partnership enterprise organized and existing under the laws of PRC, with its address at No. 46, 4/F, No. 21 Xiamen Road, Economic and Technological Development Zone, Urumqi (“XJTJ”).

Linzhi Jinsheng Investment Management Limited Partnership, a limited partnership enterprise organized and existing under the laws of PRC, with its address at Room 301, 3/F, Price Bureau, Gongbujiangda County, Linzhi District, Tibet (“LZJS”).

Shanghai Lanbang Investment Limited Liability Company, a limited liability company organized and existing under the laws of PRC, with its address at Room 1002N, No. 2277 Longyang Road, Pudong District, Shanghai (“SHLB”).

Shenzhen Ping An Financial Technology Consulting Co., Ltd, a limited liability company organized and existing under the laws of PRC, with its address at 4/F, Pingan Building, Baguasan Road, Bagualing, Futian District, Shenzhen (“PAFT”).

XJTJ, LZJS, SHLB and PAFT shall be referred to as an “Onshore Shareholder” respectively, and they shall be collectively referred to as “Party B”.

Shanghai Xiongguo Corporation Management Co., Ltd., a limited liability company organized and existing under the laws of PRC, with its address at 1106-B, 60 Mudan Road, Pudong District, Shanghai (“Party C”).

In this Agreement, each of Party A, an Onshore Shareholder and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

Whereas:

Each Onshore Shareholder is a registered shareholder of Party C, and they together hold 100% of the equity interests in Party C with their respective shareholding as follows:

XJTJ	29.55%
LZJS	2.17%
SHLB	18.29%
PAFT	49.99%

Each Onshore Shareholder intends to independently grant Party A an irrevocable and exclusive right to purchase all or part of the equity interests in Party C then held by it; and

Party C agrees to render all necessary cooperation to the exercise of the Equity Interest Purchase Option (as defined below) by Party A.

Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

1.	SALE AND PURCHASE OF EQUITY INTEREST

1.1	Option Granted

Each Onshore Shareholder hereby irrevocably and unconditionally grants Party A an irrevocable and exclusive right to purchase, or designate one or more persons (each, a “Designee”) to purchase the equity interests in Party C then held by it once or at multiple times at any time in part or in whole at Party A’s sole and absolute discretion to the extent permitted by Chinese laws and at the price described in Section 1.3 herein (such right being the “Equity Interest Purchase Option”). Subject to the terms and conditions of this Agreement and to the extent permitted by PRC laws and regulations, Party A shall be entitled to absolute discretion over the time, manner and times to exercise the Option. Except for Party A and the Designee(s), no other person shall be entitled to the Equity Interest Purchase Option or other rights with respect to the equity interests of Party C held by any Onshore Shareholder. Party C hereby agrees to the grant by each Onshore Shareholder of the Equity Interest Purchase Option to Party A. The term “person” as used herein shall refer to individuals, corporations, partnerships, partners, enterprises, trusts or non-corporate organizations.

On the date of the execution of this Agreement, the Onshore Shareholders shall deliver to Party A:

(a)	two undated duly executed Transfer Agreement in a form and substance satisfactory to Party A and/or substantially in the form set out the Appendix; and

(b)	all other documents as required by and satisfactory to Party A in order to effect a valid transfer of any Optioned Interests.

1.2	Steps for Exercise of Equity Interest Purchase Option

Subject to the provisions of the laws and regulations of China, Party A may exercise the Equity Interest Purchase Option by issuing a written notice to Party B (the “Equity Interest Purchase Option Notice”), specifying: (a) Party A’s decision to exercise the Equity Interest Purchase Option and the Onshore Shareholders subject to the Option (each, a “Transfer Shareholder”); (b) the total equity interests to be purchased (the “Optioned Interests”) and the portion of equity interests to be purchased from each Transfer Shareholder; and (c) the date for purchasing the Optioned Interests and/or the date for transfer of the Optioned Interests.

1.3	Equity Interest Purchase Price and Its Payment

Unless an appraisal is required by the laws of China applicable to the Equity Interest Purchase Option when exercised by Party A, the purchase price of the Optioned Interests (the “Equity Interest Purchase Price”) shall be the lowest price permitted under PRC law. After necessary withholding and paying of tax monies according to the applicable laws of China (if applicable), the Equity Interest Purchase Price will be wired by Party A or its designee(s) in RMB currency at spot exchange rate to the bank account(s) designated by each Transfer Shareholder within two months after the date on which the Optioned Interests are officially transferred to Party A or its designee(s) (i.e. a new Enterprise Business License of Party C is issued). The Equity Interest Purchase Price shall be repaid in full to Party A or its designee(s) within one month upon Party C’s receipt of it.

1.4	Transfer of Optioned Interests

For each exercise of the Equity Interest Purchase Option:

1.4.1

Each Onshore Shareholder shall cause Party C to promptly convene a shareholders’ meeting, at which a resolution shall be adopted approving each Transfer Shareholder’s transfer of the Optioned Interests to Party A and/or the Designee(s);

1.4.2

Party A shall have the right to effect the transfer of any and all of the Optioned Interests into its name or the name(s) of its Designee(s) and/or without liability on the part of Party A in the event of loss, act in all respects as the beneficial owner of the Optioned Interests.

1.4.3

Notwithstanding the foregoing, each Onshore Shareholder and Party C shall execute all other necessary contracts, agreements or documents (including without limitation the Articles of Association of the company), obtain all necessary government licenses and permits (including without limitation the Business License of the company) and take all necessary actions to transfer valid ownership of the Optioned Interests to Party A and/or the Designee(s), unencumbered by any security interests, and cause Party A and/or the Designee(s) to become the registered owner(s) of the Optioned Interests. For the purpose of this Section and this Agreement, “security interests” shall include securities, mortgages, third party’s rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but shall be deemed to exclude any security interest created by this Agreement and Party B’s Share Pledge Agreement. “Party B’s Share Pledge Agreement” as used in this Section and this Agreement shall refer to the relevant Share Pledge Agreement executed by and among each Onshore Shareholder, Party C and Party A as of the date hereof, under which each Onshore Shareholder pledges all of its equity interests in Party C in favor of Party A.

2.	COVENANTS

2.1	Covenants regarding Party B and Party C

Each Onshore Shareholder (as a shareholder of Party C) and Party C hereby jointly and severally covenant as follows:

2.1.1

Without the prior written consent of Party A, they shall not in any manner supplement, change or amend the articles of association and bylaws of Party C, increase or decrease its registered capital, or change its structure of registered capital in other manners;

2.1.2

They shall maintain Party C’s corporate existence in accordance with good financial and business standards and practices by prudently and effectively operating its business and handling its affairs, and to cause Party C to perform its obligations under the Exclusive Business Cooperation Agreement; “Exclusive Business Cooperation Agreement” in this Section and Agreement refers to the exclusive business cooperation agreement executed by Party A and Party C on the execution date of this Agreement, under which Party A provides relevant business support, technical and consulting service to Party C;

2.1.3

Without the prior written consent of Party A, they shall not at any time following the date hereof, sell, transfer, mortgage or dispose of in any manner any assets of Party C or legal or beneficial interest in the business or revenues of Party C, or allow the encumbrance thereon of any security interest, other than those necessary in the ordinary course of business;

2.1.4

After mandatory liquidation described in Section 3.7 below, each Onshore Shareholder will remit in full to Party A any residual interest it receives or cause it to happen in compliance with law. If such transfer is prohibited by the laws of PRC, each Onshore Shareholder will remit the proceeds to Party A or its designated person(s) in a manner permitted under the laws of PRC;

2.1.5

Without the prior written consent of Party A, Party C shall not incur, inherit, guarantee or suffer the existence of any debt, except for (i) debts incurred in the ordinary course of business other than through loans; and (ii) debts disclosed to Party A for which Party A’s written consent has been obtained;

2.1.6

They shall always operate all of Party C’s businesses during the ordinary course of business to maintain the asset value of Party C and refrain from any action/omission that may affect Party C’s operating status and asset value;

2.1.7

Without the prior written consent of Party A, they shall not cause Party C to execute any major contract, except the contracts in the ordinary course of business (for purpose of this subsection, a contract with a value exceeding RMB 100,000 shall be deemed a major contract);

2.1.8	Without the prior written consent of Party A, they shall not cause Party C to provide any person with any loan or credit or guarantee in any form;

2.1.9	They shall provide Party A with information on Party Cs business operations and financial condition at Party A’s request;

2.1.10

If requested by Party A, they shall procure and maintain insurance in respect of Party C’s assets and business from an insurance carrier acceptable to Party A, at an amount and type of coverage typical for companies that operate the businesses similar to those operated by Party C;

2.1.11

Without the prior written consent of Party A, they shall not cause or permit Party C to merge, consolidate with, acquire or invest in any person, and/or cause or permit Party C to sell assets with a value higher than RMB 100,000;

2.1.12

They shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Party C’s assets, business or revenue and any circumstances that may adversely affects Party C’s existence, business operation, financials, assets or goodwill, and shall promptly take all actions acceptable by Party A to exclude such adverse circumstances or take effective remedies therefor;

2.1.13

To maintain the ownership by Party C of all of its assets, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.1.14

Without the prior written consent of Party A, they shall ensure that Party C shall not in any manner distribute dividends to its shareholders, provided that upon Party A’s written request, Party C shall immediately distribute all distributable profits to its shareholders; and

2.1.15	At the request of Party A, they shall appoint any persons designated by Party A as directors of Party C or replace any existing director(s) of Party C.

2.2	Covenants of Party B

Each Onshore Shareholder hereby jointly and severally covenants as follows:

2.2.1

Without the prior written consent of Party A, each Onshore Shareholder shall not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interest in the equity interests in Party C held by it, or allow the encumbrance thereon of any security interest, except for the pledge placed on these equity interests in accordance with Party B’s Share Pledge Agreement;

2.2.2

Each Onshore Shareholder shall not put forward, or vote in favor of, any shareholder resolution to, or otherwise request Party C to, issue any dividends or other distributions with respect to its equity interest in Party C; provided, however, in the event that any Onshore Shareholder receives any profit, distribution or dividend from Party C, it shall, as permitted under the laws of PRC and in the interest of Party C, immediately pay or transfer such profit, distribution or dividend to Party A or to any party designated by Party A as service fees under the Exclusive Business Cooperation Agreement payable by Party C to Party A;

2.2.3

Each Onshore Shareholder shall cause the shareholders’ meeting and/or the board of directors of Party C not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the equity interests in Party C held by it, or allow the encumbrance thereon of any security interest, without the prior written consent of Party A, except for the pledge placed on these equity interests in accordance with Party B’s Share Pledge Agreement;

2.2.4

Each Onshore Shareholder shall cause the shareholders’ meeting or the board of directors of Party C not to approve Party C’s merger or consolidation with any person, or the acquisition of or investment in any person, or other matters that require the prior written consent of Party A under this Agreement, without the prior written consent of Party A;

2.2.5

Each Onshore Shareholder shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the equity interests in Party C held by it;

2.2.6

Each Onshore Shareholder shall cause the shareholders’ meeting or the board of directors of Party C to vote their approval of the transfer of the Optioned Interests as set forth in this Agreement and to take any and all other actions that may be requested by Party A;

2.2.7

To maintain Party B’s ownership in Party C, each Onshore Shareholder shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.2.8	Each Onshore Shareholder shall appoint any designee of Party A as director of Party C, at the request of Party A;

2.2.9

At the request of Party A at any time, each Onshore Shareholder shall promptly and unconditionally transfer its equity interests in Party C to Party A or its Designee(s) in accordance with the Equity Interest Purchase Option under this Agreement, and it hereby waives its right of first refusal to the share transfer by any of the other existing shareholders of Party C (if any);

2.2.10

Each Onshore Shareholder shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by and among it with Party C and Party A, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. To the extent that any Onshore Shareholder has any remaining rights with respect to the equity interests under this Agreement, the Party B’s Share Pledge Agreement or the Voting Trust Agreement among the same parties hereto, it shall not exercise such rights except in accordance with the written instructions of Party A; and

2.2.11	Each Onshore Shareholder agrees to pledge to Party A all the equity interest owned of Party C and execute relevant share pledge agreements.

3.	REPRESENTATIONS AND WARRANTIES

Each Onshore Shareholder and Party C hereby represent and warrant to Party A, jointly and severally, as of the date of this Agreement and each date of transfer of the Optioned Interests, that:

3.1

They have the authority to execute and deliver this Agreement and any equity interest transfer agreement with respect to the Optioned Interests to which they are a party (each, a “Transfer Agreement”), and to perform their obligations under this Agreement and any Transfer Agreement. Each Onshore Shareholder agrees to enter into Transfer Agreements consistent with the terms of the Appendix of this Agreement upon Party A’s exercise of the Equity Interest Purchase Option if requested by Party A. This Agreement and the Transfer Agreements to which they are a party constitute or will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof.

3.2

On demand made by Party A at any time during the continuance of this Agreement, if each Onshore Shareholder has not already done so, they shall procure that the equity and such other equity interest transfer as Party A may stipulate in writing are transferred into the name of Party A and/or its nominee(s) who shall hold the equity upon and subject to the terms of this Agreement and such transfers are registered in the books of the company and relevant registration or filing with the competent industry and commerce authority is completed.

3.3

The execution and delivery of this Agreement or any Transfer Agreement and the obligations under this Agreement or any Transfer Agreement shall not: (i) cause any violation of any applicable laws of China; (ii) be inconsistent with the articles of association, bylaws or other organizational documents of Party C; (iii) cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

3.4

Each Onshore Shareholder has a good and merchantable title to the equity interests in Party C it holds. Except for this Agreement and Party B’s Share Pledge Agreement, each Onshore Shareholder has not placed any security interest on such equity interests;

3.5

Party C has a good and merchantable title to all of its assets, and except for the Exclusive Asset Option Agreement executed among Party A, Party B and Party C as of the date hereof, Party C has not placed any security interest on the aforementioned assets;

3.6	Party C does not have any outstanding debts, except for (i) debt incurred in the ordinary course of business; and (ii) debts disclosed to Party A for which Party A’s written consent has been obtained;

3.7

If the laws of PRC requires it to be dissolved or liquidated, Party C shall sell all of its assets to the extent permitted by the laws of PRC to Party A or another qualifying entity designated by Party A, at the lowest selling price permitted by applicable laws of PRC. Any obligation for Party A or the qualifying entity designated by Party A to pay Party C as a result of such transaction shall be forgiven by Party C or any proceeds from such transaction shall be paid to Party A or the qualifying entity designated by Party A in partial satisfaction of the service fees under the Exclusive Business Corporation Agreement, as applicable under then-current laws of PRC;

3.8	Party C has complied with all laws and regulations of China; and

3.9	There are no pending or threatened litigation, arbitration or administrative proceedings relating to the equity interests in Party C, assets of Party C or Party C.

4.	EFFECTIVENESS AND TERM

This Agreement is executed on the date first above written and shall take effect as of such date. Unless earlier terminated in accordance with the provisions of this Agreement or relevant agreements separately executed among the Parties, the term of this Agreement shall be 10 years. Upon the expiration of the term, unless Party A determines not to extend the term and notifies Party B and Party C in writing of such determination within 30 days prior to the expiration of the term, the term shall be extended for unlimited times, with an extended term of 5 years each time.

5.	GOVERNING LAW, RESOLUTION OF DISPUTES AND CHANGE IN LAWS

5.1

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the formally published and publicly available laws of China. Matters not covered by formally published and publicly available laws of China shall be governed by international legal principles and practices.

5.2

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration, in accordance with its then effective arbitration rules. The arbitration shall be conducted in Shanghai, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

5.3

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

5.4

In case of promulgation or any change to or in any Chinese law, regulation or rule, or any change to or in the interpretation or application of the same anytime after execution of this Agreement, the following agreement shall apply: (a) if any Party would enjoy more benefits under any changed or new law than under the relevant law, regulation or rule in effect at the date of this Agreement, without any material adverse effect upon the other Parties, the Parties shall promptly apply for such benefits brought by the changed or new law. The Parties shall make best efforts to procure the approval of such application; and (b) if the aforementioned law change or promulgation causes any direct or indirect material adverse effect to either Party, this Agreement shall be implemented in its original terms and conditions. However, the Parties shall try all lawful means to procure exemption from compliance with such changed or new law provisions. In the event such adverse effect on the economic interest of either Party is unable to be resolved pursuant to this Agreement, the affected Party may give notice to the other Parties, and the Parties shall hold prompt discussion and make all necessary amendments to this Agreement so as to maintain the economic benefits otherwise enjoyed by the affected Party.

5.5

Subject to PRC laws, the arbitration tribunal may award remedies over the shares or land assets of Party B, injunctive relief (including but not limited to matters of business or compel the transfer of assets) or award the winding-up of Party B. Any party shall have the right to apply for enforcement of arbitration awards to the court with jurisdiction after the arbitration awards come into force. Subject to PRC laws, the courts of Hong Kong and China also have jurisdiction for the enforcement of the arbitration awards and the interim remedies against the shares or land assets of Party B.

6.	TAXES AND FEES

Each Party shall pay any and all transfer and registration tax, expenses and fees incurred thereby or levied thereon in accordance with the laws of China in connection with the preparation and execution of this Agreement and the Transfer Agreements, as well as the consummation of the transactions contemplated under this Agreement and the Transfer Agreements.

7.	NOTICES

7.1

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

7.1.1

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

7.1.2	Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

7.2	For the purpose of notices, the addresses of the Parties are as follows:

Party A:	Shanghai Huiyuan Management Consulting Company Limited
Address:	[***]
Attn:	[***]

XJTJ:
Address:	[***]
Attn:	[***]

LZJS:
Address:	[***]
Attn:	[***]

SHLB:
Address:	[***]
Attn:	[***]

PAFT:
Address:	[***]
Attn:	[***]

Party C:	Shanghai Xiongguo Corporation Management Co., Ltd.
Address:	[***]
Attn:	[***]

7.3	Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

8.	CONFIDENTIALITY

The Parties acknowledge that any oral or written information exchanged among them with respect to this Agreement is confidential information. Each Party shall maintain the confidentiality of all such information, and without obtaining the written consent of other Parties, it shall not disclose any relevant information to any third parties, except in the following circumstances: (a) such information is or will be in the public domain (provided that this is not the result of a public disclosure by the receiving Party); (b) information disclosed as required by applicable laws or rules or regulations of any stock exchange; or (c) information required to be disclosed by any Party to its legal counsel or financial advisor regarding the transaction contemplated hereunder, and such legal counsel or financial advisor are also bound by confidentiality duties similar to the duties in this Section. Disclosure of any confidential information by the staff members or agency hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

9.	FURTHER WARRANTIES

The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

10.	MISCELLANEOUS

10.1	Amendment, change and supplement

10.1.1	Any amendment, change and supplement to this Agreement shall require the execution of a written agreement by all of the Parties.

10.1.2

If The Stock Exchange of Hong Kong Limited (“SEHK”) or any other relevant regulatory authority or stock exchange requests any amendment to this Agreement or if there is any change to the Rules Governing the Listing of Securities on the SEHK or any other relevant stock exchange rules that is relevant to the terms of this Agreement, the Parties shall make corresponding changes to the terms of this Agreement.

10.2	Entire agreement

Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement. The Appendix of this Agreement constitutes a part hereof, and has the same legal effects as this Agreement.

10.3	Headings

The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

10.4	Language

This Agreement is written in both Chinese and English language in six (6) copies, each Party having one (1) copy and Party A keeping the remaining copies with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

10.5	Severability

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

10.6	Successors

This Agreement shall be binding on the respective successors of the Parties and the permitted assigns of such Parties.

10.7	Survival

10.7.1	Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof.

10.7.2	The provisions of Sections 5, 7 and this Section 10.7 shall survive the termination of this Agreement.

10.8	Assignment

Without Party A’s prior written consent, each Onshore Shareholder or Party C shall not assign its rights and obligations under this Agreement to any third party.

Each Onshore Shareholder and Party C agree that Party A may assign its obligations and rights under this Agreement to any third party upon a prior written notice to Party B and Party C but without the consent of any Onshore Shareholder or Party C.

10.9	Liabilities for Breach of Agreement

Should any Party fails to perform this Agreement, such breaching Party shall pay all damages suffered by the other Parties.

With respect to the obligations under this Agreement, each Onshore Shareholder shall take joint and several liabilities among themselves, and so between each Onshore Shareholder and Party C.

Unless where the law clearly states otherwise, neither Party B nor Party C has the right to terminate this Agreement against Party A’s breach.

10.10	Waivers

Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

[The space below is intentionally left blank.]

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Equity Interest Option Agreement as of the date first above written.

Party A:

Shanghai Huiyuan Management Consulting Company Limited

By:	/s/ Gibb Gregory Dean
Name: Gibb Gregory Dean
Title: Legal Representative

[Signature Page to Exclusive Equity Interest Option Agreement]

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Equity Interest Option Agreement as of the date first above written.

Party B:

Xinjiang Tongjun Equity Investment Limited Partnership

By:	/s/ Shi Liang Xun
Name: Shi Liang Xun
Title: Legal Representative

Shenzhen Ping An Financial Technology Consulting Co., Ltd.

By:	/s/ Zhou Ting Yuan
Name: Zhou Ting Yuan
Title: Legal Representative

Linzhi Jinsheng Investment Management Limited Partnership

By:	/s/ Yang Xue Lian
Name: Yang Xue Lian
Title: Authorized Representative

Shanghai Lanbang Investment Limited Liability Company

By:	/s/ Shi Jing Kui
Name: Shi Jing Kui
Title: Authorized Representative

[Signature Page to Exclusive Equity Interest Option Agreement]

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Equity Interest Option Agreement as of the date first above written.

Party C:

Shanghai Xiongguo Corporation Management Co., Ltd.

By:	/s/ Gibb Gregory Dean
Name: Gibb Gregory Dean
Title: Legal Representative

[Signature Page to Exclusive Equity Interest Option Agreement]

Appendix

Form of Equity Interest Transfer Agreement

Appendix

Form of Equity Interest Transfer Agreement

Appendix

Form of Equity Interest Transfer Agreement

Appendix

Form of Equity Interest Transfer Agreement